UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2018

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33366	20-5913059
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Cheniere Energy Partners, L.P. (the “Partnership”) is filing this Current Report on Form 8-K to include in the Partnership’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 (the “2018 Q1 Form 10-Q”), originally filed with the SEC on May 4, 2018, unaudited condensed consolidating financial information for the Partnership pursuant to Rule 3-10 of Regulation S-X. Additionally, the Partnership is filing unaudited financial statements as of and for the three months ended March 31, 2018 for certain of the Partnership’s affiliates whose securities collateralize the Partnership's $1.5 billion of 5.250% Senior Notes due 2025 (the "CQP Affiliates") pursuant to Rule 3-16 of Regulation S-X. The financial statements of the CQP Affiliates are filed as Exhibit 99.2 to this report and are incorporated herein by reference.

In connection with the requirements of Rule 3-10 of Regulation S-X, the Partnership has recast the unaudited consolidated financial statements included in its 2018 Q1 Form 10-Q solely to include Note 17, Supplemental Guarantor Information. The recast historical financial statements are filed as Exhibit 99.1 to this report and are incorporated herein by reference. All other information provided in the 2018 Q1 Form 10-Q remains unchanged and this report does not modify or update the disclosures in the 2018 Q1 Form 10-Q in any way other than the inclusion of the additional footnote. This report does not reflect events occurring after the original filing of the 2018 Q1 Form 10-Q and should be read in conjunction with other information that the Partnership has filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description

99.1*
Update to the Partnership's Quarterly Report on Form 10-Q for the three months ended March 31, 2018, Item 1. Consolidated Financial Statements, as modified solely to include unaudited condensed consolidating financial information for the Partnership

99.2*
Unaudited financial statements as of and for the three months ended March 31, 2018 of Cheniere Energy Investments, LLC, Sabine Pass LNG-LP, LLC, Sabine Pass LNG, L.P., and Cheniere Creole Trail Pipeline, L.P., including the notes thereto and the independent auditors' review reports thereon

101.INS*	XBRL Instance Document
101.SCH*	XBRL Taxonomy Extension Schema Document
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
		By:	Cheniere Energy Partners GP, LLC,
its general partner

Date:	June 15, 2018	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Executive Vice President and
Chief Financial Officer